Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1995-2
P & S Agreement Date:              Nov 1, 1995
Original Settlement Date:           Nov 21, 1995
Series Number of Class A-1 Certificates:     441919AG2
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $637,660,000


Servicer Certificate (Page 1 of 3)

Distribution Date:
11/20/96

Investor Certificateholder Floating Allocation Percentage
97.66%
Investor Certificateholder Fixed Allocation Percentage
97.90%

Aggregate Amount of  Collections
21,873,366.41
     Aggregate Amount of  Interest Collections
6,325,853.91
     Aggregate Amount of  Principal Collections
15,547,512.50

Int. Collections Alloc. to Investor
6,177,980.75
Class A Principal Collections
13,998,438.69
Seller Interest Collections
147,873.16
Seller Principal Collections
1,549,073.81

Weighted Average Loan Rate
13.90%
Net Loan Rate
12.90%

Class A-1 Certificate Rate
5.6289%
Maximum Investor Certificate Rate
12.9500%
Class A-1 Certificate Interest Distributed
2,523,820.95
Class A-1 Investor Certificate Interest Shortfall before
0.00
Unpaid Class A-1 Certificate Interest Shortfall Received
0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining
0.00
Unpaid Class A-1 Carryover Interest Amount
0.00









Maximum Principal Dist. Amount (MPDA)
15,221,014.74
Alternative Principal Dist. Amount (APDA)
13,998,438.69
Rapid Amortization Period? (Y=1, N=0)
0.00
Scheduled Principal  Distribution Amount (SPDA)
13,998,438.69

Principal  allocable to Class A-1
13,998,438.69

SPDA deposited to Funding Account
0.00

Accelerated Principal Distribution Amount
0.00

APDA allocable to Class A-1
0.00


Reimbursement to Credit Enhancer
0.00

Spread Trigger hit?                                      No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount
231,971.55


Cumulative Investor Liquidation Loss Amount
231,971.55

Total Principal allocable to A-1
14,230,410.24


Beginning Class A-1 Certificate Principal Balance
**************

Ending Class A-1 Certificate Principal Balance
**************




Pool Factor (PF)
0.8214577

Servicer Certificate (Page 2 of  3)

Distribution Date:
11/20/96

Retransfer Deposit Amount
0.00
Servicing Fees Distributed
451,078.76
Beg. Accrued and Unpaid Inv. Servicing Fees
0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd
0.00
End. Accrued and Unpaid Inv. Servicing Fees
0.00

Aggregate Investor Liquidation Loss Amount
231,971.55
Investor Loss Reduction Amount
0.00

Beginning Pool Balance
**************
Ending Pool Balance
**************
Beginning Invested Amount
**************
Ending Invested Amount
**************
Beginning Seller Principal Balance
12,955,922.23
Ending Seller Principal Balance
12,949,545.11
Additional Balances
1,549,073.81

Beginning Funding Account Balance
0.00
Ending Funding Account Balance
0.00
Ending Funding Account Balance % (before any purchase of
0.00%
Ending Funding Account Balance % (after purchase of Subse
0.00%
Principal Balance of Subsequent Funding Loans Purchased i
0.00
Principal Collections to purchase Additional Balances and
0.00

Beginning  Pre-Funding Account Balance
0.00
Ending Pre-Funding Account Balance
0.00
Pre-Funding Earnings
0.00

Beginning Capitalized Interest Account
0.00
Capital Interest Requirement (Transferred to Collection A
0.00
Ending Capitalized Interest Account
0.00

Beginning Spread Account Balance
6,506,737.00
Ending Spread Account Balance
6,506,737.00

Beginning Seller Interest
2.3376%
Ending Seller's Interest
2.3980%

Delinquency & REO Status
   60 - 89 days (Del Stat 2)
     No. of Accounts
155
     Trust Balance
5,547,685.42
   90+ days (Del Stat 3+)
     No. of Accounts
304
     Trust Balance
10,889,307.20
   270+ days (Del Stat 9+)
     No. of Accounts
 70
     Trust Balance
2,747,617.50
   REO
     No. of Accounts
  7
     Trust Balance
367,663.06

Rapid Amortization Event ?                               No
   Failure to make payment within 5 Business Days of RequNo
   Failure to perform covenant relating to Trust's SecuriNo
   Failure to perform other covenants as described in theNo
   Breach of Representation or Warranty ?                No
   Bankruptcy, Insolvency or Receivership relating to SelNo
   Subject to Investment Company Act of 1940 Regulation ?No
   Servicing Termination ?                               No
   Aggregate of Credit Enhancement Draw Amounts exceed 1%No

Servicer Certificate (Page 3 of  3)

Distribution Date:
11/20/96

Event of Default ?                                       No
   Failure by Servicer to make payment within 5 Bus. DaysNo
   Failure by Servicer to perform covenant relating to TrNo
   Failure by Servicer to perform other covenants as descNo
   Bankruptcy, Insolvency or Receivership relating to MasNo
   Trigger Event ?                                       No

Policy Fee Distributed to Credit Enhancer (Paid directly N/A
Premium Distributed to Credit Enhancer
0.00
Amount Distributed to Seller
1,696,946.97
Master Servicer Credit Facility Amount
0.00
Guaranteed Principal Distribution Amount
0.00
Credit Enhancement Draw Amount
0.00
Spread Account Draw Amount
0.00
Capitalized Interest Account Draw
0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))
0.00
Amount paid to Trustee
0.00
Cumulative Draw under Policy
0.00
Net Yield
6.20%


Total  Available Funds
     Aggregate Amount of Collections
21,873,366.41
     Deposit for principal not used to purchase subsequen
0.00
     Interest Earnings on the Pre-Funding Account
0.00
     Deposit from Capitalized Interest Account
0.00
     Total
21,873,366.41


Application of Available Funds
     Servicing Fee
451,078.76
     Prinicpal and Interest to Class A-1
16,754,231.19

     Seller's portion of Principal and Interest
1,696,946.97
     Funds deposited into Funding Account (Net)
0.00
     Funds deposited into Spread  Account
0.00
     Excess funds released to Seller
2,971,109.49
     Total
21,873,366.41


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

Attached as Exhibit A hereto is a list of all Mortgage Loans with respect to which the Trust Balances have been paid in full and all amounts received in connections with the payment of such Trust Balances which are required to be deposited in the Certificate Account or credited to the Mortgage Loan Payment Record pursuant to Section 3.02 of the Agreement have been so deposited.




A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:
11/20/96

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage
97.6624%
Class A Certificateholder Fixed Allocation Percentage
97.9000%

Beginning Class A-1 Certificate Balance
**************


Class A-1 Certificate Rate
5.628910%

Class A-1 Certificate Interest Distributed
4.402135

Class A-1 Certificate Interest Shortfall Distributed
0.000000

Remaining Unpaid Class A-1 Certificate Interest Shortfall
0.000000


Rapid Amortization Event ?                               No
Class A-1 Certificate Principal Distributed
23.272149

   Maximum Principal Distribution Amount
25.261498
   Scheduled Principal  Distribution Amount (SPDA)
22.755153
   Accelerated Principal Distribution Amount
0.000000
   Aggregate Investor Liquidation Loss Amount Distributed
0.516996

Total Amount Distributed to Certificateholders
27.157288

Principal Collections deposited into Funding Account
0.00
Ending Funding Account Balance
0.00

Ending Class A-1 Certificate Balance
**************


Class A-1 Factor
0.9705084

Pool Factor (PF)
0.9705084

Unreimbursed Liquidation Loss Amount
 $0
Accrued Interest on Unreimbursed Liquidation Loss Amount
 $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Los
 $0

Class A Servicing Fee
451,078.76

Beginning Invested Amount
**************
Ending Invested Amount
**************
Beginning Pool Balance
**************
Ending Pool Balance
**************

Spread Account Draw Amount
0.00
Credit Enhancement Draw Amount
0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:
11/20/96

DELINQUENCY & REO STATUS

   60 - 89 days (Del Stat 2)
     No. of Accounts
155
     Trust Balance
5,547,685.42

   90+ days (Del Stat 3+)
     No. of Accounts
304
     Trust Balance
10,889,307.20

   REO
     No. of Accounts
  7
     Trust Balance
367,663.06

Aggregate Liquidation Loss Amount for Liquidated Loans
199,545.91

Class A-1 Certificate Rate for Next Distribution Date    To be
updated


Amount of any Draws on the Policy
0.00

Subsequent Mortgage Loans
     No. of Accounts
0.00
     Trust Balance
0.00

Pre-Funded Amount (Ending)
0.00

Subsequent Pre-Funding Mortgage Loans
     No. of Accounts
  0
     Trust Balance
0.00

Capitalized Interest Account (Ending)
0.00